Exhibit 10.37

Network Services Agreement, dated December 31, 2001 between

U.S. Bank, N.A. and Bank of Orange County

Schedule to Exhibit 10.29

Schedule of Substantially Identical Network Services Agreement

Pursuant to Instruction 2 to Item 601 of Regulation S-K, the Network Services Agreement, dated December 31, 2001, between U.S. Bank, N.A. and Bank of Orange County (the “BOC Network Services Agreement”) is not being filed as an exhibit to the Registrant’s registration statement on Form S-1 (File No. 333-1127778) (“Form S-1”). The BOC Network Services Agreement is substantially identical in all material respects to the Network Services Agreement between U.S. Bank, N.A. and Placer Sierra Bank (the “PLS Network Services Agreement”), which is filed as Exhibit 10.29 to the Form S-1, except with respect to the parties thereto and the amount of a conversion support fee rebate.

Pursuant to a request for confidential treatment, a redacted form of the BOC Network Services Agreement with substantially identical redactions as the PLS Network Services Agreement has been filed separately with the Securities and Exchange Commission.